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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 17, 2005

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                        Gateway Financial Holdings, Inc.

      North Carolina               000-33223                     56-2264354
 (State of incorporation)    (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

    1145 North Road Street, Elizabeth City, North Carolina         27909
            (Address of principal executive offices)             (Zip Code)

                    Issuer's telephone number: (252) 334-1511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

               This document contains 2 pages, excluding exhibits.

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 17, 2005, Gateway Financial Holdings, Inc. reported financial results for the three and nine months ended September 30, 2005.

Gateway Financial Holdings, Inc. is the holding company for Gateway Bank & Trust Co., a community bank with its principal offices in Elizabeth City, North Carolina. Gateway Bank is a full-service community bank with a total of eighteen offices in Elizabeth City (3), Edenton, Kitty Hawk, Nags Head, Moyock, Plymouth and Roper, North Carolina, and in Virginia Beach (5), Chesapeake (2), Suffolk and Emporia, Virginia. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary. Visit the Corporation's web site at www.gatewaybankandtrust.com.

The common stock of the Company is traded on the Nasdaq National Market under the symbol GBTS.

ITEM 9.01(c).  EXHIBITS

Exhibit 99:       Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             GATEWAY FINANCIAL HOLDINGS, INC.

                                             By: /s/ Daniel B. Berry
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                                                 Daniel B. Berry
                                                 President and Chief Executive
                                                 Officer

                                             Date:  October 17, 2005